                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement          [ ]  Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-12

                                  Belden Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   [X]  No fee required.

   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1)  Title of each class of securities to which transaction applies:

        -----------------------------------------------------------------------

   (2)  Aggregate number of securities to which transaction applies:

        -----------------------------------------------------------------------

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        -----------------------------------------------------------------------

   (4)  Proposed maximum aggregate value of transaction:

        -----------------------------------------------------------------------

   (5)  Total fee paid:

        -----------------------------------------------------------------------

   [ ]  Fee paid previously with preliminary materials.

   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1)  Amount Previously Paid:

        -----------------------------------------------------------------------

   (2)  Form, Schedule or Registration Statement No.:

        -----------------------------------------------------------------------

   (3)  Filing Party:

        -----------------------------------------------------------------------

   (4)  Date Filed:

        -----------------------------------------------------------------------

[BELDEN LOGO]

                                                                  March 27, 2001

Dear Shareholder:

     I am pleased to invite you to attend the annual meeting of shareholders of Belden Inc. to be held on Thursday, May 3, 2001, at 11 o'clock in the morning at the St. Louis Club (16th Floor), Pierre Laclede Center, 7701 Forsyth Boulevard, St. Louis, Missouri.

     Details of the business to be conducted at the meeting are given in the attached Notice of Annual Meeting and Proxy Statement.

     Whether or not you plan to attend, I hope you will vote as soon as possible. You may vote over the Internet, as well as by telephone or by mailing a proxy card. Voting in such manner will ensure your representation at the meeting if you do not attend in person. Please review the instructions on the proxy card regarding each of these voting options.

     Thank you for your support and continued interest in Belden.

                                          Sincerely,

                                          /s/ C. Baker Cunningham
                                          C. Baker Cunningham
                                          Chairman of the Board, President
                                          and Chief Executive Officer

                      2001 ANNUAL MEETING OF SHAREHOLDERS
                  NOTICE OF ANNUAL MEETING AND PROXY STATEMENT
                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
NOTICE OF ANNUAL MEETING....................................    1
QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE
  ANNUAL MEETING............................................    2
  Why am I receiving these materials?.......................    2
  What information is contained in these materials?.........    2
  What proposals will be voted on at the meeting?...........    2
  What is Belden's voting recommendation?...................    2
  What shares owned by me can be voted?.....................    2
  What is the difference between holding shares as a
     shareholder of record and as a beneficial owner?.......    2
  How can I vote my shares in person at the meeting?........    2
  How can I vote my shares without attending the meeting?...    3
  Can I change my vote?.....................................    3
  How are votes counted?....................................    3
  What is the voting requirement to approve the proposal?...    3
  What does it mean if I receive more than one proxy or
     voting instruction card?...............................    3
  Where can I find the voting results of the meeting?.......    3
  What happens if additional proposals are presented at the
     meeting?...............................................    3
  What class of shares is entitled to be voted?.............    4
  What is the quorum requirement for the meeting?...........    4
  Who will count the vote?..................................    4
  Is my vote confidential?..................................    4
  Who will bear the cost of soliciting votes for the
     meeting?...............................................    4
  May I propose actions for consideration at next year's
     annual meeting of shareholders or nominate individuals
     to serve as directors?.................................    4
BOARD STRUCTURE AND COMPENSATION............................    6
AUDIT COMMITTEE REPORT......................................    6
DIRECTOR COMPENSATION.......................................    7
PROPOSAL TO BE VOTED ON: ELECTION OF DIRECTORS..............    8
STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
  MANAGEMENT................................................   11
  Beneficial Ownership Table of Directors, Nominees and
     Executive Officers.....................................   12
  Beneficial Ownership Table of Shareholders Owning More
     Than Five Percent......................................   13
EXECUTIVE COMPENSATION......................................   14
  Report of the Compensation Committee on Executive
     Compensation...........................................   14
  Summary Compensation Table................................   15
  Option Grants in Last Fiscal Year.........................   16
  Aggregated Option Exercises in Last Fiscal Year and Fiscal
     Year-End Option Values.................................   16
  Certain Change in Control Arrangements....................   17
  Pension Plans.............................................   17
  Pension Benefits..........................................   18
  Stock Performance Graph...................................   19
OTHER MATTERS...............................................   19
APPENDIX: AUDIT COMMITTEE CHARTER...........................   21

                                  BELDEN INC.
                             7701 FORSYTH BOULEVARD
                                   SUITE 800
                           ST. LOUIS, MISSOURI 63105
                                 (314) 854-8000
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TIME:                        11:00 a.m. on Thursday, May 3, 2001

PLACE: Lewis & Clark Room, 16th Floor, St. Louis Club, Pierre Laclede Center 7701 Forsyth Boulevard, St. Louis, Missouri 63105

ITEMS OF BUSINESS:           To elect three directors each for a three-year
                             term.

                             To consider such other business as may properly come before the meeting.

RECORD DATE:                 You are entitled to vote if you were a shareholder
                             at the close of business on Friday, March 16, 2001.

FINANCIAL STATEMENTS:        Included with this mailing is the Company's 2000
                             Annual Report to Shareholders. The Annual Report includes the Company's audited financial statements and notes for the year ended December 31, 2000, and the related Management's Discussion and Analysis of Financial Condition and Results of Operations.

VOTING BY PROXY:             Please submit a proxy as soon as possible so your
                             shares can be voted at the meeting in accordance with your instructions. You may submit your proxy over the Internet, by telephone, or by mail. For specific instructions, please refer to the Questions and Answers beginning on page 2 of this proxy statement and the instructions on the proxy card.

                                          By Order of the Board of Directors,

                                          /s/ KEVIN BLOOMFIELD
                                          Kevin L. Bloomfield
                                          Secretary

This proxy statement and accompanying proxy card are being distributed on or about March 29, 2001.

     QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

Q:  WHY AM I RECEIVING THESE MATERIALS?

A: The Board of Directors (the "Board") of Belden Inc. (sometimes referred to as the "Company" or "Belden") is providing these proxy materials for you in connection with Belden's annual meeting of shareholders which will take place on May 3, 2001. You are invited to attend the meeting and are requested to vote on the proposal described in this proxy statement.

Q:  WHAT INFORMATION IS CONTAINED IN THESE MATERIALS?

A: The information included in this proxy statement relates to the proposal to be voted on at the meeting, the voting process, the compensation of directors and our most highly-paid officers, and certain other required information. Our 2000 Annual Report to Shareholders is also enclosed. The Annual Report includes our 2000 audited financial statements with notes and the related Management's Discussion and Analysis of Financial Condition and Results of Operations.

Q:  WHAT PROPOSALS WILL BE VOTED ON AT THE MEETING?

A: One proposal will be voted on at the meeting:

     - The election of three directors.

Q:  WHAT IS BELDEN'S VOTING RECOMMENDATION?

A: Our Board of Directors recommends that you vote your shares "FOR" each of the nominees to the Board.

Q:  WHAT SHARES OWNED BY ME CAN BE VOTED?

A: All shares owned by you as of March 16, 2001, the Record Date, may be voted by you. These shares include those (1) held directly in your name as the shareholder of record, and (2) held for you as the beneficial owner through a stockbroker, bank or other nominee, including those shares purchased through Belden's 401(k) plan, the Belden Wire & Cable Company Retirement Savings Plan (the "Savings Plan").

Q: WHAT IS THE DIFFERENCE BETWEEN HOLDING SHARES AS A SHAREHOLDER OF RECORD AND AS A BENEFICIAL OWNER?

A: Most Belden shareholders hold their shares through a stockbroker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

     SHAREHOLDER OF RECORD

    If your shares are registered directly in your name with Belden's Transfer Agent, ChaseMellon Shareholder Services ("ChaseMellon"), you are considered (with respect to those shares) the shareholder of record and these proxy materials are being sent directly to you by Belden. As the shareholder of record, you have the right to grant your voting proxy directly to Belden or to vote in person at the meeting. Belden has enclosed a proxy card for you to use.

     BENEFICIAL OWNER

    If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in "street name" (that is, the name of your stock broker, bank or other nominee) and these proxy materials are being forwarded to you by your broker or nominee who is considered, with respect to those shares, the shareholder of record. As the beneficial owner, you have the right to direct your broker or nominee how to vote and are also invited to attend the meeting. However, since you are not the shareholder of record, you may not vote these shares in person at the meeting. Your broker or nominee has enclosed a voting instruction card for you to use.

Q:  HOW CAN I VOTE MY SHARES IN PERSON AT THE MEETING?

A: Shares held directly in your name as the shareholder of record may be voted in person at the annual meeting. If you choose to do so, please bring the enclosed proxy card or other proof of identification.

    Even if you plan to attend the annual meeting, we recommend that you also submit your proxy as described below so that your vote will be counted if you later decide not to attend the meeting.

Q:  HOW CAN I VOTE MY SHARES WITHOUT ATTENDING THE MEETING?

A: Whether you hold shares directly as the shareholder of record or beneficially in street name, you may direct your vote without attending the meeting. You may vote by granting a proxy or, for shares held in street name, by submitting voting instructions to your broker or nominee. In most instances, you will be able to do this over the Internet, by telephone or by mail. Please refer to the summary instructions below and those included on your proxy card or, for shares held in street name, the voting instruction card included by your broker or nominee.

    BY INTERNET -- If you have Internet access, you may submit your proxy or, if you hold shares in street name, voting instruction card included by your broker or nominee from any location in the world by following the "Vote by Internet" instructions on the proxy card or voting instruction card.

    BY TELEPHONE -- If you live in the United States or Canada, you may submit your proxy or voting instruction card included by your broker or nominee by following the "Vote by Phone" instructions on such cards.

    BY MAIL -- You may do this by signing your proxy card or, for shares held in street name, the voting instruction card included by your broker or nominee and mailing it in the enclosed, postage prepaid and addressed envelope. If you provide specific voting instructions, your shares will be voted as you instruct. If you sign but do not provide instructions, your shares will be voted as described below in "HOW ARE VOTES COUNTED?"

Q:  CAN I CHANGE MY VOTE?

A: You may change your proxy or voting instructions at any time prior to the vote at the annual meeting. For shares held directly in your name, you may accomplish this by granting a new proxy or by attending the annual meeting and voting in person. Attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically so request. For shares held beneficially by you, you may accomplish this by submitting new voting instructions to your broker or nominee.

Q:  HOW ARE VOTES COUNTED?

A: In the election of directors, you may vote "FOR" all of the nominees or your vote may be "WITHHELD" with respect to one or more of the nominees. If you sign your proxy card or broker voting instruction card with no further instructions, your shares will be voted in accordance with the recommendations of the Board -- "FOR" all of the Company's nominees to the Board and at the discretion of the proxy holders, on any other matter that comes properly before the meeting. However, any shares you hold in the Savings Plan will be voted in proportion to the way the other Savings Plan participants vote their shares.

Q:  WHAT IS THE VOTING REQUIREMENT TO APPROVE THE PROPOSAL?

A: The proposal requires the affirmative "FOR" vote of a majority of those shares present and entitled to vote.

Q:  WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY OR VOTING INSTRUCTION
    CARD?

A: It means your shares are registered differently or are in more than one account. Please provide voting instructions for all proxy and voting instruction cards you receive.

Q:  WHERE CAN I FIND THE VOTING RESULTS OF THE MEETING?

A: We will announce preliminary voting results at the meeting and publish final results in our quarterly report on Form 10-Q for the second quarter of 2001.

Q:  WHAT HAPPENS IF ADDITIONAL PROPOSALS ARE PRESENTED AT THE MEETING?

A: Other than the proposal described in this proxy statement, we do not expect any matters to be presented for a vote at the annual meeting. If you grant a proxy, the persons named as proxy holders, C. Baker Cunningham, Belden's Chairman and CEO, and Kevin L. Bloomfield,

   Belden's Secretary, will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If for any unforeseen reason any of our nominees is not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the Board of Directors.

Q:  WHAT CLASS OF SHARES IS ENTITLED TO BE VOTED?

A: Each share of our common stock outstanding as of the close of business on March 16, 2001, the Record Date, is entitled to one vote at the annual meeting. On February 1, 2001, we had 24,447,600 shares of common stock issued and outstanding.

Q:  WHAT IS THE QUORUM REQUIREMENT FOR THE MEETING?

A: The quorum requirement for holding the meeting and transacting business is a majority of the outstanding shares entitled to be voted. The shares may be present in person or represented by proxy at the meeting. Both abstentions and "broker non-votes" are counted as present for the purpose of determining the presence of a quorum. Generally, broker non-votes occur when shares held by a broker for a beneficial owner are not voted with respect to a particular proposal because (1) the broker has not received voting instructions from the beneficial owner and (2) the broker lacks discretionary voting power to vote such shares. But a broker non-vote will not arise with respect to the proposal to be considered at this meeting because a broker will have the discretionary authority to vote on the proposal in the absence of receiving voting instructions from his or her beneficial owner. Cumulative voting is not permitted for the proposal.

Q:  WHO WILL COUNT THE VOTE?

A: A representative of ADP Investor Communications Services will tabulate the votes and Kevin Bloomfield, Belden's Secretary, or Christopher Allen, Belden's Assistant Secretary, will act as the inspector of election.

Q:  IS MY VOTE CONFIDENTIAL?

A: Proxy instructions, ballots and voting tabulations that identify individual shareholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within Belden or to third parties except
   (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote, or (3) to facilitate a successful proxy solicitation by our Board. Occasionally, shareholders provide written comments on their proxy cards which are then forwarded to Belden management.

Q:  WHO WILL BEAR THE COST OF SOLICITING VOTES FOR THE MEETING?

A: Belden will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by our directors, officers, and employees, who will not receive any additional compensation for such solicitation activities. We also have hired ADP Investor Communications Services to assist us in the distribution of proxy material and tabulating votes. We will pay ADP a fee of $7,000 plus expenses for these services. We will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to shareholders.

Q: MAY I PROPOSE ACTIONS FOR CONSIDERATION AT NEXT YEAR'S ANNUAL MEETING OF SHAREHOLDERS OR NOMINATE INDIVIDUALS TO SERVE AS DIRECTORS?

A: You may submit proposals for consideration at future shareholder meetings, including director nominations.

    SHAREHOLDER PROPOSALS: For a shareholder proposal to be considered for inclusion in Belden's proxy statement for next year's annual meeting, the written proposal must be received by Belden no later than November 28, 2001. Such proposals also will need to comply with Securities and Exchange Commission regulations regarding the inclusion of shareholder proposals in company-sponsored proxy materials. Apart from the issue of inclusion in proxy materials, the Company's Bylaws establish requirements for shareholder proposals to be considered at the annual meeting. For example, for a shareholder proposal to be raised from the floor during next year's annual meeting, written notice must be received by Belden no later than March 2, 2002, and shall contain such information as required under our Bylaws.

    NOMINATION OF DIRECTOR CANDIDATES: You may propose director candidates for consideration by our Board. In addition, our Bylaws permit shareholders to nominate directors at a shareholders meeting. To make a director nomination at a shareholders meeting it is necessary that you notify Belden not fewer than 60 days in advance of the meeting. In addition, the notice must meet all other requirements contained in our Bylaws.

    COPY OF BYLAW PROVISIONS: You may contact the Belden Secretary at our Company headquarters for a copy of the relevant Bylaw provisions regarding the requirements for making shareholder proposals and nominating director candidates.

                        BOARD STRUCTURE AND COMPENSATION

     The Board has seven members and three committees: Audit, Compensation, and Nominating. During 2000, the Board had four regular meetings. All directors attended 75% or more of the meetings of the Board and of the Board committees on which they served.

-------------------------------------------------------------------------------------------------
  NAME OF DIRECTOR              AUDIT                  COMPENSATION           NOMINATING
-------------------------------------------------------------------------------------------------
  Christopher I. Byrnes                                X*                     X
-------------------------------------------------------------------------------------------------
  Whitson Sadler                                       X
-------------------------------------------------------------------------------------------------
  John M. Monter                                       X
-------------------------------------------------------------------------------------------------
  Bernard G. Rethore            X*                                            X
-------------------------------------------------------------------------------------------------
  Lorne D. Bain                 X
-------------------------------------------------------------------------------------------------
  Arnold W. Donald              X
-------------------------------------------------------------------------------------------------
  C. Baker Cunningham                                                         X*
-------------------------------------------------------------------------------------------------
  Number of Meetings in 2000    4                      3                      **
-------------------------------------------------------------------------------------------------

 X Committee member, * Chair, ** Chairman of Nominating Committee met telephonically with individual members on several occasions.

THE AUDIT COMMITTEE

The Audit Committee assists the Board in overseeing the Company's corporate accounting and reporting practices by:

- meeting with our financial management and auditors (Ernst & Young) to review the financial statements, quarterly earnings releases and financial data of the Company;

- reviewing and recommending to the Board the selection of auditors who will audit our financial statements;

-   reviewing the scope, procedures and results of Company audits; and

-   evaluating the Company's key financial and accounting personnel.

AUDIT COMMITTEE REPORT

The Audit Committee is composed of three independent directors and operates under a written charter adopted by the Board of Directors (Appendix). The members of the Committee are Bernard G. Rethore (Chair), Lorne D. Bain, and Arnold W. Donald. Each member is independent as defined by the New York Stock Exchange listing standards.

Management is responsible for the Company's internal controls and the financial reporting process. The independent auditors are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. We, the Committee, are responsible to oversee and monitor these processes.

In this context, we have met and held discussions with management and the independent auditors. (We meet with the independent auditors, with and without management present.) We reviewed and discussed with management and the independent auditors the Company's audited consolidated financial statements. We discussed with the independent auditors matters required to be discussed by the Statement on Auditing Standards No. 61 (Communications with Audit Committee).

The independent auditors also provided to us the written disclosures required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and we discussed with the independent auditors that firm's independence.

In reliance on such reviews and discussions, we recommended that the Board of Directors include the audited financial statements in the Company's Annual Report on Form 10-K for the calendar year of 2000 filed with the Securities and Exchange Commission.

Bernard G. Rethore (Chair)
Lorne D. Bain
Arnold W. Donald

COMPENSATION COMMITTEE

The Compensation Committee determines, approves and reports to the Board on all elements of compensation for the Company's elected officers. The committee also assists the Company in developing compensation and benefit strategies to attract, develop and retain qualified employees.

THE NOMINATING COMMITTEE

The Nominating Committee reviews and recommends the criteria for Board membership; identifies and recommends candidates for election to the Board; and reviews and recommends any changes in the size, composition, organization and operational structure of the Board and its committees.

                             DIRECTOR COMPENSATION

     The following table provides information on Belden's compensation practices during 2000 for non-employee directors. (Mr. Cunningham does not receive any compensation for his Board activities.)

----------------------------------------------------------------------------------------------
                                 COMPENSATION TABLE FOR 2000
----------------------------------------------------------------------------------------------
  Annual Director Retainer                                       $20,000
----------------------------------------------------------------------------------------------
  Fee paid for Special Committee or Board Meetings               $1,000
----------------------------------------------------------------------------------------------
  Reimbursement for Expenses Attendant to Board Membership       Yes
----------------------------------------------------------------------------------------------
  Stock Option Award*                                            2,000
----------------------------------------------------------------------------------------------
  Stock Award**                                                  500
----------------------------------------------------------------------------------------------

* Under the Belden Inc. Long-Term Incentive Plan, each non-employee director is granted an option to purchase 2,000 shares on the day following each annual meeting. The exercise price of the option is the average of the high and low of Belden shares on the grant date. The options become exercisable on the first anniversary of the grant date and expire five years after the grant date.

** Under the Belden Inc. Non-Employee Director Stock Plan, each non-employee director receives 500 Belden shares on the day following each annual meeting.

                                    PROPOSAL

                             ELECTION OF DIRECTORS

     Directors are divided into three classes, Class I, Class II and Class III, each serving a term of three years. One class stands for election at each annual meeting. There are three Class I directors whose term will expire at the 2003 annual meeting, one Class III director whose term will expire at the 2002 annual meeting, and three Class II directors whose term will expire at this annual meeting.

     At this meeting, three Class II directors will be elected for a term expiring at the 2004 annual meeting, Messrs. Rethore, Bain and Donald, all of whom are current Board members. The Board has approved each nominee for election at this meeting, and each is willing to serve if elected. Information regarding the business experience of each nominee and director is provided below.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION TO THE BOARD OF EACH
                                OF THE FOLLOWING

NOMINEES:

BERNARD G. RETHORE
Chairman of the Board, Emeritus
Flowserve Corporation
Chairman -- Audit Committee
Director since 1997                  Age 59           [BERNARD G. RETHORE PHOTO]

Received a B.A. degree in economics (Honors) from Yale University and an M.B.A. degree from the Wharton School of the University of Pennsylvania. Since 1995, had been Director, President and Chief Executive Officer of BW/IP, Inc., a supplier of advanced-technology fluid transfer and control equipment, systems and services and was elected its Chairman in February 1997. In July 1997, became Chairman and Chief Executive Officer of Flowserve Corporation ("Flowserve") and added the additional title of President, in October 1998 until July 1999. Stepped down as Chief Executive Officer of Flowserve in January 2000 but continued to serve as its Chairman until his retirement as an executive officer and director in April 2000, when he was named Chairman of the Board, Emeritus. Flowserve, formed by the merger of BW/IP, Inc. and Durco International, Inc., is a leading global producer of highly engineered pumps, precision seals, valves and valve actuators, and flow management services. From 1989 to 1995, was Senior Vice President of Phelps Dodge Corporation and President of Phelps Dodge Industries.

Director, Maytag Corporation and Amcast Industrial Corporation.

LORNE D. BAIN
Director, WorldOil.com
Member -- Audit Committee
Director since 1993                  Age 59                [LORNE D. BAIN PHOTO]

Received a B.B.A. degree from St. Edwards University and a Juris Doctor degree from the University of Texas School of Law and completed Harvard Business School's Advanced Management Program. Presently a director, but until September 2000, served as Chairman, President and Chief Executive Officer of WorldOil.com, a trade publication and Internet-based business serving the oilfield services industry. From

1997 to February 2000, Managing Director of Bellmeade Capital Partners, L.L.C., a venture capital firm. From 1991 to 1996, had been Chairman and Chief Executive Officer of Sanifill, Inc., an environmental services company.

ARNOLD W. DONALD
Chairman and Chief Executive Officer
Merisant Company
Member -- Audit Committee
Director since August 2000           Age 46             [ARNOLD W. DONALD PHOTO]

Received a B.A. degree in Economics from Carleton College, a B.S. degree in Mechanical Engineering from Washington University in St. Louis, and an MBA in Finance from the University of Chicago Graduate School of Business. In 1977, joined the Monsanto Company in St. Louis, Missouri holding various positions over the next twenty-three years, including President of Monsanto's Nutrition and Consumer sectors and Senior Vice President of the parent company. In March 2000, became Chairman and CEO of Merisant, a newly-formed company which markets global sweeteners under the brands Equal(R) and Canderel(R).

Director, Crown Cork & Seal Co. Inc., Scotts Company and Carnival Corporation.

CLASS I DIRECTORS: TERM EXPIRING IN 2003

CHRISTOPHER I. BYRNES
Dean, School of Engineering and Applied Science
Washington University
Chairman -- Compensation Committee
Director since 1995                  Age 51        [CHRISTOPHER I. BYRNES PHOTO]

Received a B.S. degree in mathematics from Manhattan College and M.S. and Ph.D. degrees in mathematics from the University of Massachusetts. Has served on the engineering faculty at Arizona State, Harvard, and the Royal Institute of Technology in Stockholm. Has held visiting appointments in Austria, France, Germany, Italy, Japan, the Netherlands, Sweden and the former Soviet Union. Elected Fellow of the Institute of Electrical and Electronics Engineers and of the Japan Society for the Promotion of Science. In 1998, received an Honorary Doctor of Technology from the Royal Institute of Technology in Stockholm. Since 1991, has been Dean of the School of Engineering and Applied Science of Washington University.

JOHN M. MONTER
President and Chief Executive Officer
Brand Services, Inc.
Director since May 2000              Age 53                     [JOHN M. MONTER]

Received a B.S. degree in journalism from Kent State University and an M.B.A. degree from the University of Chicago. From 1993 to 1996, was President of the Bussmann Division of Cooper Industries, Inc. Bussmann manufactures electrical and electronic fuses. Since 1996, has been President and Chief Executive Officer of Brand Services, Inc. ("Brand") and is also a member of the Board of Directors of the parent company of Brand, DLJ Brand Holdings. Brand is a supplier of scaffolding services and specialty temporary structures.

WHITSON SADLER
President and Chief Executive Officer
Solvay America, Inc.
Director since May 2000              Age 60                     [WHITSON SADLER]

Received a B.A. degree in economics from the University of the South and an M.B.A. degree from Harvard Business School. Since 1978, has been President and Chief Executive Officer of Solvay America, Inc. ("Solvay"). Solvay produces chemicals, plastics, and pharmaceuticals. Solvay is an affiliate of Solvay S.A. of Brussels. Prior to joining Solvay, was a General Partner of Lazard Freres & Company.

CLASS III DIRECTORS: TERM EXPIRING IN 2002

C. BAKER CUNNINGHAM
Chairman of the Board, President and
Chief Executive Officer
Director since 1993                  Age 59                [C. BAKER CUNNINGHAM]

Received a B.S. degree in civil engineering from Washington University, an M.S. degree in civil engineering from Georgia Institute of Technology and an M.B.A. from Harvard Business School. Has been Chairman, President and Chief Executive Officer of the Company since its incorporation in July 1993.

Director, Cooper Cameron Corporation.

          STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table lists information as of March 1, 2001, concerning:

     - beneficial ownership of each director or nominee;

     - beneficial ownership of each executive officer named in the Summary Compensation Table; and

     - beneficial ownership of directors, nominees and executive officers as a group.

     The number of shares beneficially owned by each director or executive officer is determined under rules of the Securities and Exchange Commission, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares to which the individual has the sole or shared voting power or investment power and also any shares which the individual has the right to acquire as of April 30, 2001 (60 days after March 1, 2001) through the exercise of any stock option or other right. Unless otherwise indicated, each person has sole investment and voting power with respect to the shares set forth in the following table.

     The percentage of outstanding common stock, including options exercisable within 60 days after March 1, 2001, beneficially owned by directors, nominees and executive officers as a group is 3.1%. The percentage of shares beneficially owned by any director or nominee individually (including options exercisable through April 30, 2001) does not exceed 1% of the outstanding common stock, except for Mr. Cunningham whose percentage of shares is 1.65% of the outstanding common stock.

    BENEFICIAL OWNERSHIP TABLE OF DIRECTORS, NOMINEES AND EXECUTIVE OFFICERS

                                                              SHARES BENEFICIALLY
                                                                  OWNED(a)(b)
                                                              -------------------
C. Baker Cunningham                                                 404,357
  Chairman of the Board, President and Chief Executive
  Officer
Peter J. Wickman                                                    109,287
  Vice President, Operations and President of Belden
  Electronics
Richard K. Reece                                                    111,215(c)
  Vice President, Operations and President of Belden
  Communications
Paul Schlessman                                                      37,797
  Vice President, Finance and Chief Financial Officer
Kevin L. Bloomfield                                                  73,099
  Vice President, Secretary and General Counsel
Bernard G. Rethore                                                    9,100(d)
  Director
Lorne D. Bain                                                         8,300
  Director
Christopher I. Byrnes                                                 6,000
  Director
Whitson Sadler                                                        3,500
  Director
Arnold W. Donald                                                      2,000
  Director
John M. Monter                                                        1,000
  Director
All directors, nominees and officers as a group                     765,655

(a) Includes the following shares covered by stock options which are currently exercisable or exercisable within 60 days after March 1, 2001: Mr. Cunningham, 298,334 shares; Mr. Schlessman, 35,666 shares; Mr. Reece, 86,667 shares; Mr. Wickman, 86,667 shares; Mr. Bloomfield, 55,000 shares; Mr. Bain, 4,000 shares; Dr. Byrnes 4,000 shares; Mr. Rethore 3,000 shares.

(b)  Includes shares held in the Company's Saving Plan.

(c)  Includes 22,376 shares owned jointly by Mr. Reece and his spouse.

(d)  Includes 5,200 shares held in trust.

               BENEFICIAL OWNERSHIP TABLE OF SHAREHOLDERS OWNING
                             MORE THAN FIVE PERCENT

     The following table shows information regarding those shareholders known to the Company to beneficially own more than 5% of the outstanding Belden shares for the period ending on December 31, 2000.

                                                              AMOUNT AND NATURE
NAME AND ADDRESS                                                OF BENEFICIAL     PERCENT
OF BENEFICIAL OWNER                                               OWNERSHIP       OF CLASS
-------------------                                           -----------------   --------
First Pacific Advisors, Inc.                                     1,633,400 (a)      6.7%
11400 West Olympic Boulevard
Suite 1200
Los Angeles, CA 90064

FMR Corp.                                                        1,382,500 (b)      5.6%
82 Devonshire Street
Boston, MA 02109

(a) Information based on a Schedule 13G filed with the SEC by First Pacific Advisors, Inc. ("First Pacific"). First Pacific has shared voting power over 244,300 shares, shared dispositive power over 1,633,400 and does not have sole voting or sole dispositive power over any shares.

(b) Information based on a Schedule 13G filed with the SEC by FMR Corp ("FMR"). FMR has sole voting power over 421,000 shares, sole dispositive power over 1,382,500 shares and does not have shared voting or shared dispositive power over any shares.

     In addition, at December 31, 2000, CIGNA Retirement and Investment Services as Trustee of the Savings Plans, held of record 797,100 shares, 3.2% of common stock.

                             EXECUTIVE COMPENSATION

         REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

     Belden's employee compensation policy is to offer a competitive package of salary and benefits. The Company also encourages broad-based ownership of Belden stock through its employee stock purchase plan and 401(k) defined contribution plan. The Company's compensation policy for management, including officers, also includes an incentive bonus based on performance and a stock option program.

     The Compensation Committee (comprised entirely of non-employee directors) reviews and approves individual officer salaries, bonuses and stock option grants. For other employees, the Committee reviews guidelines for compensation, and reviews and approves bonus and stock option grants.

     Officers of the Company are paid salaries in line with their responsibilities. These salaries are structured so the midpoint salary range is at the 50th percentile of salaries paid by companies in the electronics and communications equipment industry, which is the group with whom the Company competes for executive talent.

     Management is eligible to receive an incentive bonus of up to 100% of his or her base salary based on the achievement of pre-determined performance criteria (up to 50% of base salary for performance at the target level). The criteria for Mr. Cunningham are based on return on capital (33%) and earnings per share (67%). For officers other than Mr. Cunningham, an individual performance element is included with the weight assigned to each as follows: 53% earnings per share; 27% return on capital; and 20% individual performance.

     The Committee establishes the performance goals at the beginning of the year. The Company's overall financial performance determines the size of the bonus pool to be distributed to the executives participating in the program. The incentive bonuses paid to officers reflect the degree of attainment of the earnings per share and return on capital targets, and the Company's strong performance in 2000. The Company's earnings grew 29% from last year and revenues exceeded $1 billion, representing a 39% increase from last year. The Company's Communications operations received a major sales contract, expected to be worth about $700 million in revenues over 5 years. The Company also expanded its Communications operations internationally by completing an acquisition in the United Kingdom, adding annual revenues of about $100 million.

     Management is also eligible to receive stock option grants, which are intended to promote success by aligning employee financial interests with long-term shareholder value. Stock option grants are based on various factors primarily relating to the responsibilities of the individual officer, and also to his or her expected future contributions and prior option grants.

     As noted above, the Company's compensation policy for management is primarily based on the practice of pay-for-performance. Section 162(m) of the Internal Revenue Code imposes a limitation on the deductibility of nonperformance-based compensation in excess of $1 million paid to the named executive officers. The Committee currently believes that the Company should be able to continue to manage its compensation program for the named executive officers so as to preserve the related federal income tax deductions. Still, the Committee will continue to use sound business judgment to determine whether specific compensation programs are appropriate, even if certain elements may not meet the performance criteria under the tax code provision.

Christopher I. Byrnes (Chair)
Whitson Sadler
John M. Monter

                           SUMMARY COMPENSATION TABLE

                                                                                LONG-TERM
                                                                               COMPENSATION
                                                                               ------------
                                                                                  AWARDS
                                                   ANNUAL COMPENSATION          SECURITIES           ALL
                                              -----------------------------     UNDERLYING          OTHER
                                                      SALARY(1)    BONUS(2)     OPTIONS(3)     COMPENSATION(4)
NAME AND PRINCIPAL POSITION                   YEAR       ($)         ($)           (#)               ($)
---------------------------                   ----    ---------    --------     ----------     ---------------
C. Baker Cunningham                           2000     545,833     230,000       100,000           34,490
  Chairman of the Board, President,           1999     518,749     145,000       120,000           29,308
  and Chief Executive Officer                 1998     495,000     105,000       120,000           26,134
Peter J. Wickman                              2000     282,500     100,000        35,000            7,763
  Vice President, Operations and              1999     262,500      60,000        30,000            6,412
  President of Belden Electronics             1998     242,500      40,000        30,000            7,762
Richard K. Reece                              2000     282,500      85,000        35,000            7,763
  Vice President, Operations and              1999     262,500      60,000        30,000            6,412
  President of Belden Communications          1998     242,750      40,000        30,000            7,762
Paul Schlessman, Vice President,              2000     232,500      65,000        35,000            5,063
  Finance and Chief                           1999     206,041      40,000             0           90,201
  Financial Officer                           1998     188,330      50,000        24,000            3,525
Kevin L. Bloomfield                           2000     212,500      65,000        25,000            3,938
  Vice President, Secretary                   1999     197,500      45,000        25,000            3,127
  and General Counsel                         1998     187,000      32,000        20,000            4,477

(1) Salaries are amounts actually received. The aggregate amount of perquisites and other personal benefits for any named executive does not exceed $50,000 or 10% of the total annual salary and bonus for any such named executive and, therefore, such items have been excluded.

(2) Determined by the Compensation Committee at its first meeting held after the end of the fiscal year in which the compensation was earned.

(3) Options granted under the Incentive Plan. The exercise of one-third of the shares is permitted on the first, second, and third anniversaries of the grant dates. The exercise price for the 1998 options was $39.53, (the exercise price for Mr. Schlessman's 1998 options was $16.93); the exercise price for the 1999 options was $20.06; and the exercise price for the 2000 options was $21.75. In each instance, the exercise price equaled the average of the high and low of Belden shares on the grant date.

(4) For each of the named officers, amounts include Company contributions and allocations in Company-sponsored qualified and unqualified excess defined contribution plans and other plans. For Mr. Schlessman, this column also includes, for 1999, reimbursements related to relocations totaling $86,330.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                  INDIVIDUAL GRANTS
                             -----------------------------------------------------------     POTENTIAL REALIZABLE
                                              PERCENT OF                                      VALUES AT ASSUMED
                                                TOTAL                                          ANNUAL RATES OF
                               NUMBER OF       OPTIONS                                           STOCK PRICE
                              SECURITIES      GRANTED TO                                       APPRECIATION FOR
                              UNDERLYING      EMPLOYEES                                        OPTIONS TERM(1)
                                OPTIONS       IN FISCAL        EXERCISE       EXPIRATION    ----------------------
                             GRANTED(#)(2)       YEAR       PRICE($/SH)(3)       DATE         5%($)       10%($)
                             -------------    ----------    --------------    ----------    ---------    ---------
C. Baker Cunningham             100,000         16.3%           21.75            2010       1,367,846    3,466,390
Peter J. Wickman                 35,000          5.7%           21.75            2010         478,746    1,213,236
Richard K. Reece                 35,000          5.7%           21.75            2010         478,746    1,213,236
Paul Schlessman                  35,000          5.7%           21.75            2010         478,746    1,213,236
Kevin L. Bloomfield              25,000          4.1%           21.75            2010         341,961      866,597

(1) The Company elected to use "Potential Realizable Values at Assumed Annual Rates of Stock Price Appreciation for Option Term." The dollar amounts under these columns are the result of calculations at the 5% ($35.43) and 10% ($56.41) rates set by the SEC and therefore are not intended to forecast possible future appreciation, if any, of the stock price of the Company.

(2) Grants of stock options in 2000 awarded under the Incentive Plan. Exercises of one-third of the shares are permitted on the first, second, and third anniversaries of the grant date.

(3) The purchase price of shares subject to an option is the average of the high and low of Belden shares on the date of grant.

    AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION VALUES

                                                                    NUMBER OF SECURITIES        VALUE OF UNEXERCISED
                                                                   UNDERLYING UNEXERCISED           IN-THE-MONEY
                                                                         OPTIONS AT                  OPTIONS AT
                                 SHARES             VALUE           DECEMBER 31, 2000(#)        DECEMBER 31, 2000($)
                               ACQUIRED ON       REALIZED(1)            EXERCISABLE/                EXERCISABLE/
                               EXERCISE(#)           ($)              UNEXERCISABLE(1)            UNEXERCISABLE(2)
                               -----------       -----------       ----------------------       --------------------
C. Baker Cunningham                   0            $     0            185,000/220,000              212,500/787,500
Peter J. Wickman                      0            $     0              55,000/65,000               53,125/233,125
Richard K. Reece                      0            $     0              55,000/65,000               53,125/233,125
Paul Schlessman                       0            $     0              23,999/43,001               95,622/174,690
Kevin L. Bloomfield                   0            $     0              31,666/48,334               44,269/179,168

(1) For Messrs. Cunningham, Wickman, Reece and Bloomfield, table column reflects option grants on February 28, 1996, at an exercise price of $30.75 per share; on February 20, 1998, at an exercise price of $39.53125 per share; on January 5, 1999 at an exercise price of $20.0625; and on February 16, 2000, at an exercise price of $21.75. For Messrs. Reece and Wickman, table column also reflects an additional option grant each received on February 26, 1997 to purchase 10,000 shares at an option price of $35.1875 per share. For Mr. Schlessman, table column reflects option grants on February 26, 1997 at $35.1875 per share; on February 20, 1998 at $39.53 per share; on November 4, 1998 at $16.9375 per share; and on February 16, 2000 at $21.75 per share. For each grant, the exercise price was the average of the high and low of Belden shares on the date of grant. Options become exercisable as to one-third of such options on each of the first three anniversaries of the date of grant and will expire ten years after the date of grant.

(2) "Value" represents the difference between the closing price of the common stock on the New York Stock Exchange on December 31, 2000 ($25.3750), and the exercise price of such options.

CERTAIN CHANGE IN CONTROL ARRANGEMENTS

     The Company maintains a "grantor trust" under Section 671 of the Code to provide certain participants in designated compensation and supplemental retirement plans with greater assurance that the benefits and payments to which those participants are entitled under those plans will be paid. Prior to a "change of control" of the Company (as defined in the Trust agreement), the Company has the discretion to make contributions to the Trust. After a change in control of the Company, the Company must transfer to the Trust the amount of the benefits participants have earned through the date of the change in control and thereafter continue to fund the Trust as benefits accrue. The amount held in trust at December 31, 2000 was de minimis. The assets of the Trust are subject to claims of the creditors of the Company in the event the Company becomes "insolvent" as defined in the Trust agreement.

     The named officers in the Summary Compensation Table are parties to agreements whereby in the event their employment is terminated other than for cause after a change of control or they resigned for good reason following a change of control (i) they would receive an amount equal to 2 times (or 2.99 times in the case of Mr. Cunningham) the sum of (a) their then current base salary and (b) their highest annual bonus paid during the past two years and
(ii) be provided health benefits and life insurance for 2 years following such change of control.

     The Incentive Plan provides for the acceleration of certain benefits in the event of a change of control (as defined in the plan) of the Company. Upon the occurrence of a change of control, each non-employee director option with respect to which six months have elapsed since the date of grant, whether the option is then exercisable or not, will be cancelled in consideration for a payment equal to the excess of the then fair market value of the common stock (as calculated in accordance with the Incentive Plan) over the option exercise price. Except as may be provided in the agreement relating to the options, a holder of any other options granted under the Incentive Plan which are not then exercisable in full at the time of a change of control will be entitled, with respect to the portion not then exercisable, to receive a cash payment equal to the excess of the then fair market value of the common stock (as calculated in accordance with the Incentive Plan) over the option exercise price.

PENSION PLANS

     The executives named in the Summary Compensation Table may upon retirement be entitled to benefits from the Belden Wire & Cable Company Pension Plan (the "Pension Plan") and the Supplemental Excess Defined Benefit Plan of Belden Wire & Cable Company (the "Supplemental Plan"). Benefits under the plans upon retirement are determined based upon compensation during the employment period and years of service.

     Pursuant to the Pension Plan, the Company credits to each individual's account thereunder 4% of each year's total compensation up to the Social Security wage base for the year, plus 8% of each year's total compensation that exceeds the Social Security wage base. For this purpose, total compensation is cash remuneration paid by the Company to or for the benefit of a participant in the Pension Plan for services rendered while an employee.

     For the executives named in the Summary Compensation Table, the total compensation will be computed as shown in the columns "Salary" and "Bonus" of the Summary Compensation Table. Employees who were formerly employees of Cooper Industries, Inc. were credited for service while employed by Cooper. Benefits for service through August 1, 1993, were determined under the Cooper Salaried Employees' Retirement Plan then in effect and converted to initial balances under the Pension Plan. Funds equal to the actuarial value of the accrued liabilities for all participants plus a pro rata portion of the Cooper plan excess assets have been transferred from the Cooper pension trust to a trust established by Belden for the Pension Plan.

     Employees do not make any contributions to the Pension Plan. Benefits at retirement are payable, as the participant elects, in the form of an escalating annuity, a level annuity with or without survivorship, or a lump-sum payment. The Company contributes to a trust fund sufficient to meet the minimum requirements under the Internal Revenue Code ("Code") to maintain the status of the Pension Plan as a qualified defined benefit plan.

     The Supplemental Plan is an unfunded, nonqualified plan which provides to certain employees, including those named in the Summary Compensation Table, Pension Plan benefits that generally cannot be paid from a qualified, defined benefit plan due to provisions of the Code.

PENSION BENEFITS

                           YEARS OF          YEAR      ESTIMATED
                           CREDITED       INDIVIDUAL     ANNUAL
                         SERVICE AS OF     REACHES     BENEFIT AT
                        JANUARY 1, 2001     AGE 65       AGE 65
                        ---------------   ----------   ----------
C. Baker Cunningham          30.5            2006       $240,800
Peter J. Wickman             20.0            2014       $ 98,900
Richard K. Reece              7.4            2021       $140,200
Paul Schlessman               3.8            2021       $ 88,200
Kevin L. Bloomfield          19.5            2016       $ 93,200

For each of the individuals shown in the Summary Compensation Table, the table above shows current credited years of service, the year each attains age 65, and the projected annual pension benefit at age 65. The projected annual pension benefit is based on the following assumptions: benefits will be paid on a straight-line annuity basis, continued compensation at 2000 levels and an interest credit rate of 4.5%. Amounts payable under the Supplemental Plan are included in the estimated annual benefit.

                            STOCK PERFORMANCE GRAPH

     The graph below compares cumulative total shareholder return (assuming reinvestment of dividends) with the cumulative total shareholder return of the Standard & Poor's 500 Stock Index and the Standard & Poor's Electrical Equipment Index at closing prices.

                              [PERFORMANCE GRAPH]

                                      December 31, 1995   December 31, 1996   December 31, 1997   December 31, 1998
 Belden Inc                                100.00              144.62              138.54               83.99
 S&P 500 Index                             100.00              122.96              163.98              210.85
 Electrical Equipment-500                  100.00              137.34              193.54              259.75


                                      December 31, 1999   December 31, 2000
 Belden Inc                                 84.05              102.33
 S&P 500 Index                             255.21              231.98
 Electrical Equipment-500                  389.49              364.19

                                 OTHER MATTERS

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     In connection with his purchase of 200 shares at the end of August, Dr. Byrnes filed a Form 4 as of September 20.

RELATIONSHIP WITH INDEPENDENT AUDITORS

     During the year, the Company engaged Ernst & Young LLP ("EY") to perform its annual audit and to render other services.

AUDIT FEES

     EY billed the Company $300 thousand for its audit of the Company's annual financial statements and review of the Company's quarterly financial statements.

ALL OTHER FEES

     EY billed the Company $960 thousand for other services. Included in this amount are (i) tax consulting and compliance services, (ii) audit-related services for pension, statutory and internal audits and accounting consultations, and (iii) business acquisition due diligence and integration fees. The Company did not engage EY to provide advice regarding financial information systems design and implementation.

     The Audit Committee has considered whether the above non-audit services were compatible with maintaining EY's independence as the Company's auditors. Representatives of EY will be present at the

Annual Meeting and will be available to answer questions and discuss matters pertaining to the Report of Independent Auditors contained in the 2000 Annual Report to Shareholders, which is being mailed with this Proxy Statement to all shareholders. Representatives of EY will have the opportunity to make a statement at the meeting, if they desire to do so.

                                            By Order of the Board of Directors

                                            KEVIN L. BLOOMFIELD
                                            SECRETARY
                                            MARCH 27, 2001

APPENDIX

                                  BELDEN INC.
                           CHARTER -- AUDIT COMMITTEE

COMMITTEE ROLE

     The Committee's role is to act on behalf of the Board of Directors and oversee all material aspects of the Company's reporting, control, and audit functions, except those specifically related to the responsibilities of another standing committee of the Board. (It is understood, however, that management is responsible for preparing the Company's financial statements, and the independent auditors are responsible for auditing those financial statements.) The Committee's role also includes coordination with other Board Committees and maintenance of strong, positive working relationships with management, external auditors, counsel, and other Committee advisors.

COMMITTEE MEMBERSHIP

     The Committee shall be appointed by the Board of Directors and shall consist of at least three directors, each of whom shall be independent of management and the Company. Members of the Committee shall be considered independent if they have no relationship that may interfere with the exercise of their independence from management and the Company. All Committee members shall be financially literate (or shall become financially literate within a reasonable period after appointment to the committee). To that end, Committee members shall have (1) the ability to read and understand fundamental financial statements, including a Company's balance sheet, income statement, statement of cash flow, and key performance indicators; and (2) the ability to understand key business and financial risks and related controls and control processes.

     One member, preferably the Chairperson, should be literate in business and financial reporting and control, including knowledge of the regulatory requirements and should have past employment experience in finance or accounting or other comparable experience or background. The Committee shall have access to its own counsel and other advisors at the Committee's sole discretion.

                         COMMITTEE OPERATING PRINCIPLES

     The Committee shall fulfill its responsibilities within the context of the following overriding principles:

     - Communications -- The Chairperson and others on the Committee shall, to the extent appropriate, have contact throughout the year with senior management, other Committee Chairpersons, and other key Committee advisors, external and internal auditors, etc., as applicable, to strengthen the Committee's knowledge of relevant current and prospective business issues.

     - Annual Plan -- The Committee, with input from management and other key Committee advisors, shall develop an annual plan responsive to the "Primary Committee Responsibilities" detailed below.

     - Meeting Agenda -- Committee meeting agendas shall be the responsibility of the Committee Chairperson, with input from Committee members. It is expected that the Chairperson would also ask for management and key Committee advisors, and perhaps others, to participate in this process.

     - Committee Expectations and Information Needs -- The Committee shall communicate Committee expectations and the nature, timing, and extent of Committee information needs to management and external parties, including external auditors.

     - External Resources -- The Committee shall be authorized to access internal and external resources, as the Committee requires, to carry out its responsibilities.

     - Committee Meeting Attendees -- The Committee shall request members of management, counsel, and external auditors, as applicable, to participate in Committee meetings, as necessary, to carry out the Committee responsibilities. Periodically and at least annually, the Committee shall meet in private session with only the Committee members. It shall be understood that the external auditors, counsel, or members of management may, at any time, request a meeting with the Committee or Committee

Chairperson with or without management attendance. In any case, the Committee shall meet in executive session separately with external auditors, at least annually.

     - Reporting to the Board of Directors -- The Committee, through the Committee Chairperson, shall report periodically, as deemed necessary, but at least semi-annually, to the full Board.

                               MEETING FREQUENCY

     The Committee should meet at least quarterly. Additional meetings shall be scheduled as considered necessary by the Committee or Chairperson.

COMMITTEE'S RELATIONSHIP WITH EXTERNAL AUDITORS

     - The Committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the Board and the Audit Committee, as representatives of the Company's shareholders. The Committee shall have the ultimate authority and responsibility to evaluate and, where deemed necessary or advisable, recommend the replacement of the independent auditors. The Committee shall discuss with the auditors their independence from management and the Company and the matters included in the written disclosures required by the Independence Standards Board. Annually, the Committee shall review and recommend to the Board the selection of the Company's independent auditors.

     - The Committee shall discuss with the independent auditors the overall scope and plans for its external and internal audits, including the adequacy of staffing and compensation. Also, the Committee shall discuss with management and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Company's system to monitor and manage business risk, and legal and ethical compliance programs. Further, the Committee shall meet separately with the independent auditors, with and without management present, to discuss the results of their examinations.

     - The Committee shall review the financial statements contained in the Company's annual report to shareholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to shareholders. The Committee also shall review with the independent auditors their assessment of the quality, not just the acceptability, of the Company's significant accounting principles and underlying estimates as applied in its financial reporting, and any important changes in accounting principles and the application thereof in both interim and annual financial reports.

     - The Committee shall review the quarterly earnings release and selected financial data with management and the independent auditors prior to public release. Particular attention should be given to the quality and integrity of the results, including discussing the adequacy of reserves and accruals. The Committee also shall determine that the independent auditors are satisfied with the quarterly results and the disclosure and content of the proposed press release.

     - The Committee shall review and assess any material non-audit service to be provided by the independent auditors. As part of such review, the Committee will assess, among other things, whether the role of those performing the non-audit service would be inconsistent with the auditor's role, whether the audit firm personnel would be assuming a management role or creating a conflicting interest with management, whether the project must be completed very quickly, and whether the size of the fees for the non-audit services are appropriate.

                       PRIMARY COMMITTEE RESPONSIBILITIES

          MONITOR FINANCIAL REPORTING AND RISK CONTROL RELATED MATTERS

The Committee shall review and assess:

     - Risk Management -- In reliance on management's representations and the independent auditor's review, the Company's business risk management process, including insurance coverage and the scope thereof, and the adequacy of the Company's overall control environment and controls in selected areas representing significant financial and business risk.

     - Annual Reports and Other Major Regulatory Filings -- Annual financial information and such other information that the Committee deems necessary in advance of filings or distribution.

     - Internal Controls and Regulatory Compliance -- In reliance on management's representations and the independent auditor's review, the Company's system of internal controls for detecting accounting and reporting financial errors, fraud and defalcations, legal violations, noncompliance with the Company's code of ethical conduct, and significant conflicts of interest and related-party transactions.

     - Internal Audit Responsibilities -- The annual internal audit plan and the process used to develop the plan. Status of activities, significant findings, recommendations, and management's response. Internal audit performance and changes in internal audit leadership and/or key financial management.

     - Regulatory Examinations -- SEC inquiries and the results of examinations by other regulatory authorities in terms of important findings, recommendations, and management's response.

     - External Audit Responsibilities -- Auditor independence and the overall scope and focus of the annual audit, including the scope and level of involvement with unaudited quarterly or other period information.

     - Financial Reporting and Controls -- Financial statement issues and risks that may have a material impact or effect on reported financial information, the processes used by management to address such matters, related auditor views, and the basis for audit conclusions. Material conclusions on audit work in advance of the public release of financials.

     - Auditor Recommendations -- Important external auditor recommendations on financial reporting, controls, other matters, and management's response. The views of management and auditors on the overall quality of annual financial reporting.

     While the Committee has the responsibilities and powers noted above, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. That is the responsibility of management and the independent auditors. Nor is it the duty of the Committee to conduct investigations or to assure compliance with laws and regulations and the Company's code of ethical conduct.

                   CHARTER REVIEW AND AUDIT COMMITTEE REPORT

     In accordance with the New York Stock Exchange listing standards, the Committee will review and reevaluate annually the adequacy of its Charter, and where such review requires amending the Charter, request that the Board of Directors approve such amendments. In accordance with SEC regulations, the Committee will include an Audit Committee Report in the annual proxy statement provided to shareholders in connection with the Company's annual meeting.

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                               [BELDEN INC. LOGO]














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                                     PROXY

                                  BELDEN INC.
                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 3, 2001
                 SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS



          The undersigned shareholder(s) of Belden Inc. appoints C. Baker Cunningham and Kevin Bloomfield, or either of them, proxies of the undersigned with power of substitution to vote, as designated on the reverse side of this card, all shares which the undersigned would be entitled to vote at the Annual Meeting of Shareholders to be held on May 3, 2001, at 11:00 a.m., in the Lewis & Clark Room, the St. Louis Club, 7701 Forsyth Blvd., St. Louis, Missouri, or at any adjournment thereof, with all powers the shareholder would possess, if present, on the matters described in the Proxy Statement dated March 27, 2001. The shareholder revokes any proxies previously given with respect to such meeting.

          THIS PROXY WILL BE VOTED AS SPECIFIED ON THE REVERSE SIDE, BUT IF NO SPECIFICATION IS MADE, IT WILL BE VOTED "FOR" THE PROPOSAL (BERNARD G. RETHORE, LORNE D. BAIN, AND ARNOLD W. DONALD AS DIRECTORS) AND IN THE DISCRETION OF THE PROXIES ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

          To Participants in the Belden Wire & Cable Company Retirement Savings Plant (*Plan): The number of shares shown on the reverse side includes shares credited to the accounts of participants in the Plan. This card therefore will constitute voting instructions not only for shares held directly by participants outside the Plan but also for shares held indirectly by participants in the Plan. If you own shares through the Plan and do not vote, the trustee of the Plan will vote the Plan's shares in the same proportion as shares for which instructions were received under the Plan.

          RECEIPT IS HEREBY ACKNOWLEDGED OF THE NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT, EACH DATED MARCH 27, 2001, AND THE ANNUAL REPORT TO SHAREHOLDERS FOR THE YEAR ENDING DECEMBER 31, 2000.

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          ADDRESS CHANGES/COMMENTS:

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                               (SEE REVERSE SIDE)
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[BELDEN INC. LOGO]                                                 VOTE BY INTERNET - WWW.PROXYVOTE.COM
BELDEN INC.                                                        Use the internet to transmit your voting instructions. Have
PROXY SERVICES                                                     you proxy card in hand when you access the web site. You
P.O. BOX 9112                                                      will be prompted to enter your 12-digit Control Number which
FARMINGDALE, NY 11735                                              is located below.
                                                                   Follow the instructions:
                                                                   - you can simply cast your vote,
                                                                     or
AUTO DATA PROCESSING                                               - you can cast your vote and register to receive all future
INVESTOR COMM SERVICES                                               shareholder communications electronically instead of in
ATTENTION:                                                           print. This means that, for future annual meetings, the
TEST PRINT                                                           annual report, proxy, and other correspondence may
51 MERCEDES WAY                                                      be deliver to you electronically via e-mail.
EDGEWOOD, NY
11717                                                              VOTE BY PHONE - 1-800-690-6903
                                                                   Use any touch-tone telephone to transmit you voting
                                                                   instructions. Have your proxy card in hand when you call.
                                                                   You will be prompted to enter your 12-digit Control Number which is located below and then follow the simple instructions the Vote Voice provides you.

                                                                   VOTE BY MAIL -
                                                                   Mark, sign and date your proxy card and return it in the postage-
                                                                   paid envelope we've provided or return to Belden Inc.,
                                                                   c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

                                                                                          123,456,789,012,00000
                                                                   CONTROL NUMBER                  101010101010
                                                                   ACCOUNT NUMBER           1234567890123456789

                                                                   PAGE        2    OF     2

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:   X           BELDEN                  KEEP THIS PORTION FOR YOUR RECORDS
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                                                                                                 DETACH AND RETURN THIS PORTION ONLY
                                        THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED
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BELDEN INC.

                                                                  02       1010101010          214748689210                   -----
                                                                                                                                  |
                                                                                                                                  |
     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE
     ELECTION OF EACH OF THE NOMINEES LISTED BELOW,                FOR   WITHHOLD  FOR ALL     TO WITHHOLD AUTHORITY TO VOTE, MARK
                                                                   ALL      ALL     EXCEPT     "FOR ALL EXCEPT" AND WRITE THE
     1.  ELECTION OF DIRECTORS,  The nominees for director are:                                NOMINEE'S NUMBER ON THE LINE BELOW.
         01) Bernard G. Rethore                                    [ ]     [ ]       [ ]
         02) Lorne D. Bain                                                                     -----------------------------------
         03) Arnold W. Donald





     In their discretion, proxies are authorized to transact and vote upon such other matters as may properly come before the meeting or any adjournment thereof.

     PLEASE SIGN EXACTLY AS NAMES(S) APPEAR HEREON.  JOIN OWNERS SHOULD EACH SIGN.  WHEN SIGNING AS ATTORNEY, EXECUTOR,
     ADMINISTRATOR, TRUSTEES OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH.






     For address changes and/or comments, please check this box
     and write them on the back where indicated.                            [ ]

     If you plan on attending the meeting, please check box to the right.   [ ]





     -------------------------------------------                 -------------------------------------------
                                        |                                                           |                123,456,789,012
     -------------------------------------------                 -------------------------------------------               077459105
     SIGNATURE [PLEASE SIGN WITHIN BOX]   DATE        P24208     Signature(JOINT OWNERS)              DATE                         8

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